Exhibit 4.1

BRISTOL-MYERS SQUIBB COMPANY

and

THE BANK OF NEW YORK MELLON,

Trustee

EIGHTH SUPPLEMENTAL INDENTURE

Dated as of May 5, 2015

to

INDENTURE

Dated as of June 1, 1993

1.000% Notes due 2025

1.750% Notes due 2035

i

Section 3.09	Redemption	6

Section 3.10	Appointment of Agents	6

ARTICLE FOUR REDEMPTION OF THE NOTES

Section 4.01	Optional Redemption by Company	6

Section 4.02	Redemption Upon a Tax Event; Additional Amounts	8

Section 4.03	No Sinking Fund	9

ARTICLE FIVE FORMS OF NOTES

Section 5.01	Form of 2025 Note	9

Section 5.02	Form of 2035 Note	9

ARTICLE SIX ORIGINAL ISSUE OF NOTES

Section 6.01	Original Issue of the 2025 Notes	9

Section 6.02	Original Issue of the 2035 Notes	9

ARTICLE SEVEN AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 7.01	Amendments, Supplements and Waivers	9

ARTICLE EIGHT MISCELLANEOUS

Section 8.01	Ratification of Indenture	10

Section 8.02	Trustee Not Responsible for Recitals	10

Section 8.03	Governing Law	10

Section 8.04	Separability	10

Section 8.05	Counterparts	10

EXHIBIT A FORM OF 2025 NOTE

EXHIBIT B FORM OF 2035 NOTE

ii

EIGHTH SUPPLEMENTAL INDENTURE, dated as of May 5, 2015 (the “Eighth Supplemental Indenture”), between Bristol-Myers Squibb Company, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 345 Park Avenue, New York, New York 10154 (the “Company”), and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)), as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of June 1, 1993, between the Company and Trustee (the “Base Indenture” and as heretofore supplemented, the “Indenture”), to the Trustee to provide for the issuance of the Company’s notes, bonds, debentures or any other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, pursuant to Section 901 of the Base Indenture, the Company desires to provide for the issuance of (i) a new series of its Securities to be known as its 1.000% Notes due 2025 (the “2025 Notes”) and (ii) a new series of its Securities to be known as its 1.750% Notes due 2035 (the “2035 Notes” and, together with the 2025 Notes, the “Notes”), and to establish the forms of the 2025 Notes and the 2035 Notes thereof, as provided in Section 202 of the Base Indenture, and to set forth the terms thereof, as provided in Section 301 of the Base Indenture;

WHEREAS, the Board of Directors of the Company, pursuant to a resolution duly adopted on March 2, 2015, has duly authorized the issuance of up to €1,150,000,000 of the Company’s securities and the Board of Directors of the Company, pursuant to a resolution duly adopted on April 28, 2015, has duly authorized the issuance of €575,000,000 aggregate principal amount of the 2025 Notes and €575,000,000 aggregate principal amount of the 2035 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this Eighth Supplemental Indenture; and

WHEREAS, all things necessary to make this Eighth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01 Definition of Terms. Excepted as provided herein and unless the context otherwise requires:

(a) each term defined in the Base Indenture has the same meaning when used in this Eighth Supplemental Indenture;

(b) each term defined anywhere in this Eighth Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

Section 1.02 Amendment of Terms. Solely with respect to the Notes,

(a) the definition of “Business Day” under Section 101 of the Indenture shall be amended and restated as follows:

“Business Day” means any day other than a Saturday or Sunday, (1) which is not a day on which banking institutions in The City of New York or London are authorized or required by law, regulation or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, is open.

(b) the definition of “Depositary” under Section 101 of the Indenture shall be amended and restated as follows:

“Depository” means, with respect to Securities of any series issuable or issued as a Global Security, Euroclear Bank S.A/N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream”) or any of their respective successors.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE 2025 NOTES

Section 2.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “1.000% Notes due 2025,” which is not limited in aggregate principal amount. The aggregate principal amount of 2025 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2025 Notes, pursuant to Section 303 of the Base Indenture.

Section 2.02 Maturity. The Stated Maturity of principal of the 2025 Notes is May 15, 2025.

Section 2.03 Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2025 Notes, create and issue additional 2025 Notes. Any such additional 2025 Notes will rank equally and ratably with the 2025 Notes and will have the same interest rate, maturity date and other terms as the 2025 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2025

Notes. Any such additional 2025 Notes, together with the 2025 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2025 Notes herein provided for. Any additional 2025 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Section 2.04 Payment. All payments of interest and principal, including payments made upon any redemption of the 2025 Notes, will be payable in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2025 Notes will be made in U.S. dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent euro/U.S. dollar exchange rate available on or prior to the second Business Day prior to the relevant payment date, as reported by Bloomberg L.P. Any payment in respect of the 2025 Notes so made in U.S. dollars will not constitute an Event of Default under the 2025 Notes, the Indenture or this Eighth Supplemental Indenture. In no event, shall the Trustee be responsible for obtaining any foreign currency rate or otherwise effecting any conversions.

Section 2.05 Global Notes. Upon their original issuance, the 2025 Notes will be represented by one or more Global Securities. The Company will issue the 2025 Notes in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof and will deposit the Global Securities with a common depositary for the accounts of Euroclear and Clearstream and register the Global Securities in the name of the name of such common depositary.

Section 2.06 Notes in Definitive Form. If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2025 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2025 Notes represented by Global Securities, the Company may issue 2025 Notes in definitive form in exchange for 2025 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2025 Notes will be entitled to physical delivery in definitive form of 2025 Notes, equal in principal amount to such beneficial interest and to have such 2025 Notes registered in its name. Notes so issued in definitive form will be issued as registered Notes in minimum denominations of €100,000 and integral multiples of €1,000 above that amount, unless otherwise specified by the Company.

Section 2.07 Interest. The 2025 Notes will bear interest from May 5, 2015 at the rate of 1.000% per annum, payable annually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from May 5, 2015, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is May 15, commencing on May 15, 2016; and the Record Date for the interest payable on any Interest Payment Date is the close of business on

May 1 next preceding the relevant Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. The 2025 Notes will bear interest on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2025 Notes (or from May 5, 2015, if no interest has been paid on the 2025 Notes, to but excluding the next scheduled Interest Payment Date). This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Section 2.08 Authorized Denominations. The 2025 Notes shall be issuable in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 2.09 Redemption. The 2025 Notes are subject to redemption at the option of the Company as described in Article Four hereof.

Section 2.10 Appointment of Agents. The Bank of New York Mellon (London Branch) will initially be the Paying Agent for the 2025 Notes and will act as such only at its offices in London, England. The Trustee will initially be the Security Registrar for the 2025 Notes and will act as such only at its offices in New York, New York. The Company undertakes, to the extent permitted by law, to maintain a paying agent that will not be required to withhold or deduct tax pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such European Council Directive.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE 2035 NOTES

Section 3.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “1.750% Notes due 2035,” which is not limited in aggregate principal amount. The aggregate principal amount of 2035 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2035 Notes, pursuant to Section 303 of the Base Indenture.

Section 3.02 Maturity. The Stated Maturity of principal of the 2035 Notes is May 15, 2035.

Section 3.03 Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2035 Notes, create and issue additional 2035 Notes. Any such additional 2035 Notes will rank equally and ratably with the 2035 Notes and will have the same interest rate, maturity date and other terms as the 2035 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2035 Notes. Any such additional 2035 Notes, together with the 2035 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2035 Notes herein provided for. Any additional 2035 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Section 3.04 Payment. All payments of interest and principal, including payments made upon any redemption of the 2035 Notes, will be payable in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2035 Notes will be made in U.S. dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent euro/U.S. dollar exchange rate available on or prior to the second Business Day prior to the relevant payment date, as reported by Bloomberg L.P. Any payment in respect of the 2035 Notes so made in U.S. dollars will not constitute an Event of Default under the 2035 Notes, the Indenture or this Eighth Supplemental Indenture. In no event, shall the Trustee be responsible for obtaining any foreign currency rate or otherwise effecting any conversions.

Section 3.05 Global Notes. Upon their original issuance, the 2035 Notes will be represented by one or more Global Securities. The Company will issue the 2035 Notes in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof and will deposit the Global Securities with a common depositary for the accounts of Euroclear and Clearstream and register the Global Securities in the name of the name of such common depositary.

Section 3.06 Notes in Definitive Form. If (1) the Depositary is at any time unwilling or unable to continue as depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2035 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2035 Notes represented by Global Securities, the Company may issue 2035 Notes in definitive form in exchange for 2035 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2035 Notes will be entitled to physical delivery in definitive form of 2035 Notes, equal in principal amount to such beneficial interest and to have such 2035 Notes registered in its name. Notes so issued in definitive form will be issued as registered Notes in minimum denominations of €100,000 and integral multiples of €1,000 above that amount, unless otherwise specified by the Company.

Section 3.07 Interest. The 2035 Notes will bear interest from May 5, 2015 at the rate of 1.750% per annum, payable annually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from May 5, 2015, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is May 15, commencing on May 15, 2016; and the Record Date for the interest payable on any Interest Payment Date is the close of business on May 1 next preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. The 2035 Notes will bear interest on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2035 Notes (or from May 5, 2015, if no interest has been paid on the 2035 Notes, to but excluding the next scheduled Interest Payment Date). This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Section 3.08 Authorized Denominations. The 2035 Notes shall be issuable in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 3.09 Redemption. The 2035 Notes are subject to redemption at the option of the Company as described in Article Four hereof.

Section 3.10 Appointment of Agents. The Bank of New York Mellon (London Branch) will initially be the Paying Agent for the 2035 Notes and will act as such only at its offices in London, England. The Trustee will initially be the Security Registrar for the 2035 Notes and will act as such only at its offices in New York, New York. The Company undertakes, to the extent permitted by law, to maintain a paying agent that will not be required to withhold or deduct tax pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such European Council Directive.

ARTICLE FOUR

REDEMPTION OF THE NOTES

Section 4.01 Optional Redemption by Company. (a) The 2025 Notes may be redeemed at any time (the date of such redemption, a “2025 Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “2025 Redemption Price”) equal to the greater of:

(i) 100% of the principal amount of the 2025 Notes being redeemed, or

(ii) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the 2025 Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable 2025 Redemption Date) discounted to the applicable 2025 Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the sum of the Reference Dealer Rate plus 15 basis points;

plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2025 Notes to be redeemed to, but not including, the applicable 2025 Redemption Date.

(b) The 2035 Notes may be redeemed at any time (the date of such redemption, a “2035 Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “2035 Redemption Price”) equal to the greater of:

(i) 100% of the principal amount of the 2035 Notes being redeemed, or

(ii) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the 2035 Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable 2035 Redemption Date) discounted to the applicable 2035 Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the sum of the Reference Dealer Rate plus 20 basis points;

plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2035 Notes to be redeemed to, but not including, the applicable 2035 Redemption Date.

(c) Notice of any redemption of the Notes of each series shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable redemption price, shall state the manner in which such redemption price shall be calculated, if applicable. If the Company has given notice of redemption as provided in the Base Indenture and funds for the redemption of any Notes of a series called for redemption have been made available on the redemption date referred to in that notice, such Notes will cease to bear interest on such redemption date. Any interest accrued to such redemption date will be paid as specified in such notice.

(d) If the Company chooses to redeem less than all of the Notes of each series, as applicable, the particular Notes to be redeemed shall be selected by the Trustee not more than 45 days prior to the Redemption Date. The Trustee will select the method in its sole discretion, in such manner as it shall deem appropriate and fair, for the Notes to be redeemed in part.

(e) The following defined terms used in this Article Four shall, unless the context otherwise requires, have the meanings specified below.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means each of BNP Paribas, Goldman, Sachs & Co., Merrill Lynch International and Morgan Stanley & Co. International plc, and any respective successors of each of the foregoing.

“Reference Dealer Rate” means (i) with respect to any 2025 Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 0.500% German Bundesobligationen due February 15, 2025 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 11:00 a.m. (London time), on the third Business Day preceding such 2025 Redemption Date and (ii) with respect to any 2035 Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 4.750% German Bundesobligationen due July 4, 2034 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 11:00 a.m. (London time), on the third Business Day preceding such 2035 Redemption Date.

(f) At or prior to the time of giving of any notice of redemption to the Holders of any 2025 Notes or 2035 Notes to be redeemed, the Company shall deliver, if applicable, an Officers’ Certificate to the Trustee setting forth the calculation of the 2025 Redemption Price or the 2035 Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the 2025 Redemption Price or 2035 Redemption Price, as applicable, as so calculated and set forth in such Officers’ Certificate.

Section 4.02 Redemption Upon a Tax Event; Additional Amounts. (a) If the Company becomes or will become obligated to pay Additional Amounts (as defined in the form of the 2025 Notes) in respect of the 2025 Notes as a result of (i) any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after April 29, 2015, or (ii) a taxing authority of the United States takes an action on or after April 29, 2015, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to the 2025 Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, the Company may, at its option, redeem, as a whole, but not in part, the 2025 Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount together with interest accrued thereon to the date fixed for such redemption.

(b) If the Company becomes or will become obligated to pay Additional Amounts (as defined in the form of the 2035 Notes) in respect of the 2035 Notes as a result of (i) any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after April 29, 2015, or (ii) a taxing authority of the United States takes an action on or after April 29, 2015, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to the 2035 Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, the Company may, at its option, redeem, as a whole, but not in part, the 2035 Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount together with interest accrued thereon to the date fixed for such redemption.

(c) No redemption pursuant to clause (a)(ii) or (b)(ii) above may be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay Additional Amounts and the Company shall have delivered to the Trustee a certificate, signed by an officer of the Company duly authorized in or pursuant to a Board Resolution, stating that based on such opinion, the Company is entitled to redeem such 2025 Notes or 2035 Notes, as applicable, pursuant to their terms.

(d) The Company will, subject to the exceptions and limitations set forth in the terms of the 2025 Notes and the 2035 Notes, as applicable, pay on the 2025 Notes or the 2035 Notes, as applicable, Additional Amounts as provided in the respective forms of the 2025 Notes or the 2035 Notes, as applicable.

Section 4.03 No Sinking Fund. None of the 2025 Notes or the 2035 Notes is entitled to the benefit of any sinking fund.

ARTICLE FIVE

FORMS OF NOTES

Section 5.01 Form of 2025 Note. The 2025 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 5.02 Form of 2035 Note. The 2035 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

ARTICLE SIX

ORIGINAL ISSUE OF NOTES

Section 6.01 Original Issue of the 2025 Notes. 2025 Notes in the aggregate principal amount of €575,000,000 may, upon execution of this Eighth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2025 Notes as in said Company Order provided.

Section 6.02 Original Issue of the 2035 Notes. 2035 Notes in the aggregate principal amount of €575,000,000 may, upon execution of this Eighth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2035 Notes as in said Company Order provided.

ARTICLE SEVEN

AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 7.01 Amendments, Supplements and Waivers. The Company and the Trustee may amend, supplement or waive any covenant or provision set forth in this Eighth Supplemental Indenture, the 2025 Notes or the 2035 Notes as provided in Article Nine of the Base Indenture.

ARTICLE EIGHT

MISCELLANEOUS

Section 8.01 Ratification of Indenture. The Indenture, as supplemented by this Eighth Supplemental Indenture, is in all respects ratified and confirmed, and this Eighth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 8.02 Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Eighth Supplemental Indenture.

Section 8.03 Governing Law. This Eighth Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 8.04 Separability. In case any one or more of the provisions contained in this Eighth Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Eighth Supplemental Indenture or of the Notes, but this Eighth Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 8.05 Counterparts. This Eighth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Eighth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Eighth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Eighth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed, all as of the day and year first above written.

BRlSTOL-MYERS SQUIBB COMPANY

By	/s/ Katherine R. Kelly
Name: Katherine R. Kelly
Title: Vice President, Assistant General
Counsel and Assistant Secretary

[Signature Page to Eighth Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

[Signature Page to Eighth Supplemental Indenture]

EXHIBIT A

Form of 2025 Notes

(FACE OF NOTE)

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO BRISTOL-MYERS SQUIBB COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

BRISTOL-MYERS SQUIBB COMPANY

1.000% Notes due 2025

CUSIP NO. 110122 AY4

ISIN NO. XS1226748439

No. [•]	€[•]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, or registered assigns, the principal sum of [•] euros (€[•]) on May 15, 2025 at the office or agency of the Company in London, England designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Paying Agent, located at One Canada Square, London E14 5AL), and to pay interest on said principal sum annually on May 15, commencing May 15, 2016, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any May 15 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013 and the Eighth Supplemental Indenture, dated as of May 5, 2015 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next immediately preceding May 1 (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 1.000% Notes due 2025 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 7 West, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed The Bank of New York Mellon acting through its London Branch, as its Paying Agent and The Bank of New York Mellon as the Trustee and its Security Registrar. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the sum of the Reference Dealer Rate plus 15 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

If the Company chooses to redeem less than all of the Notes of each series, as applicable, the particular Notes to be redeemed shall be selected by the Trustee not more than 45 days prior to the Redemption Date. The Trustee will select the method in its sole discretion, in such manner as it shall deem appropriate and fair, for the Notes to be redeemed in part.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means each of BNP Paribas, Goldman, Sachs & Co., Merrill Lynch International and Morgan Stanley & Co. International plc, and any respective successors of each of the foregoing.

“Reference Dealer Rate” means with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 0.500% German Bundesobligationen due February 15, 2025 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 11:00 a.m. (London time), on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Payment of Additional Amounts

The Company will, subject to certain exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts (“Additional Amounts”) as are necessary so that the net payment by the Company or a Paying Agent of the principal of and interest on this Note to a person who is a Non-U.S. Holder (as defined below), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of the Notes had no withholding or deduction been required; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

(1) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary Holder:

a)	is or was present or engaged in a trade or business in the United States or has or had a permanent establishment in the United States;

b)	is or was a citizen or resident or is or was treated as a resident of the United States;

c)	is or was a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation for the United States federal income tax purposes, is or was a corporation that has accumulated earnings to avoid United States federal income tax or is or was a private foundation or other tax-exempt organization;

d)	is or was an actual or constructive “10-percent shareholder” of the Company, as defined in Section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”); or

e)	is or was a bank receiving interest described in Section 881(c)(3)(A) of the Code;

(2) to any Holder that is not the sole beneficial owner of the Notes, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the

Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or governmental charge that is imposed other than by deduction or withholding by the Company or a Paying Agent from the payment;

(5) to any tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any paying agent (which term may include the Company) must withhold from any payment of principal of or interest on any note, if such payment can be made without such withholding by any other paying agent;

(8) to any tax, assessment or governmental charge that would not have been so imposed or withheld but for the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9) any withholding or deduction pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations or agreements thereunder or official interpretations thereof) or any intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any law implementing such an intergovernmental agreement); or

(10) in the case of any combination of the above items.

Except as specifically provided herein, the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

In particular, the Company will not be obligated to pay Additional Amounts on any Note (a) where withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, that Directive, or (b) presented for payment by or on behalf of a beneficial owner who would have been able to avoid the withholding or deduction by presenting the relevant Note to another paying agent in a Member State of the European Union.

“Non-U.S. Holder” means (a) an individual that is a nonresident alien, (b) a corporation organized or created under non-U.S. law, or (c) an estate or trust that is not taxable in the U.S. on its worldwide income.

Redemption Upon a Tax Event

If (a) the Company becomes or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after April 29, 2015, or (b) a taxing authority of the United States takes an action on or after April 29, 2015, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to the Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, then the Company may, at its option, redeem, as a whole, but not in part, the Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for such redemption. No redemption pursuant to (b) above may be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the Additional Amounts and the Company shall have delivered to the Trustee a certificate, signed by an officer of the Company duly authorized in or pursuant to a Board Resolution stating, that based on such opinion, the Company is entitled to redeem the Notes pursuant to their terms.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

EXHIBIT B

Form of 2035 Notes

(FACE OF NOTE)

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO BRISTOL-MYERS SQUIBB COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

BRISTOL-MYERS SQUIBB COMPANY

1.750% Notes due 2035

CUSIP NO. 110122 AZ1

ISIN NO. XS1226748512

No. [•]	€[•]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, or registered assigns, the principal sum of [•] euros (€[•]) on May 15, 2035 at the office or agency of the Company in London, England designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Paying Agent, located at One Canada Square, London E14 5AL), and to pay interest on said principal sum annually on May 15, commencing May 15, 2016, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any May 15 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013 and the Eighth Supplemental Indenture, dated as of May 5, 2015 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next immediately preceding May 1 (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 1.750% Notes due 2035 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 7 West, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name: Title:

Attest

By:
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed The Bank of New York Mellon acting through its London Branch, as its Paying Agent and The Bank of New York Mellon as the Trustee and its Security Registrar. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the sum of the Reference Dealer Rate plus 20 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

If the Company chooses to redeem less than all of the Notes of each series, as applicable, the particular Notes to be redeemed shall be selected by the Trustee not more than 45 days prior to the Redemption Date. The Trustee will select the method in its sole discretion, in such manner as it shall deem appropriate and fair, for the Notes to be redeemed in part.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means each of BNP Paribas, Goldman, Sachs & Co., Merrill Lynch International and Morgan Stanley & Co. International plc, and any respective successors of each of the foregoing.

“Reference Dealer Rate” means with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 4.750% German Bundesobligationen due July 4, 2034 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 11:00 a.m. (London time), on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Payment of Additional Amounts

The Company will, subject to certain exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts (“Additional Amounts”) as are necessary so that the net payment by the Company or a Paying Agent of the principal of and interest on this Note to a person who is a Non-U.S. Holder (as defined below), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of the Notes had no withholding or deduction been required; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

(1) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary Holder:

f)	is or was present or engaged in a trade or business in the United States or has or had a permanent establishment in the United States;

g)	is or was a citizen or resident or is or was treated as a resident of the United States;

h)	is or was a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation for the United States federal income tax purposes, is or was a corporation that has accumulated earnings to avoid United States federal income tax or is or was a private foundation or other tax-exempt organization;

i)	is or was an actual or constructive “10-percent shareholder” of the Company, as defined in Section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”); or

j)	is or was a bank receiving interest described in Section 881(c)(3)(A) of the Code;

(2) to any Holder that is not the sole beneficial owner of the Notes, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the

Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or governmental charge that is imposed other than by deduction or withholding by the Company or a Paying Agent from the payment;

(5) to any tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any paying agent (which term may include the Company) must withhold from any payment of principal of or interest on any note, if such payment can be made without such withholding by any other paying agent;

(8) to any tax, assessment or governmental charge that would not have been so imposed or withheld but for the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9) any withholding or deduction pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations or agreements thereunder or official interpretations thereof) or any intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any law implementing such an intergovernmental agreement); or

(10) in the case of any combination of the above items.

Except as specifically provided herein, the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

In particular, the Company will not be obligated to pay Additional Amounts on any Note (a) where withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, that Directive, or (b) presented for payment by or on behalf of a beneficial owner who would have been able to avoid the withholding or deduction by presenting the relevant Note to another paying agent in a Member State of the European Union.

“Non-U.S. Holder” means (a) an individual that is a nonresident alien, (b) a corporation organized or created under non-U.S. law, or (c) an estate or trust that is not taxable in the U.S. on its worldwide income.

Redemption Upon a Tax Event

If (a) the Company becomes or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after April 29, 2015, or (b) a taxing authority of the United States takes an action on or after April 29, 2015, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to the Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, then the Company may, at its option, redeem, as a whole, but not in part, the Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for such redemption. No redemption pursuant to (b) above may be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the Additional Amounts and the Company shall have delivered to the Trustee a certificate, signed by an officer of the Company duly authorized in or pursuant to a Board Resolution stating, that based on such opinion, the Company is entitled to redeem the Notes pursuant to their terms.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.